Execution Copy AMENDMENT NO. 4 TO CREDIT AGREEMENT This AMENDMENT NO.4 (this "Amendment") is entered into as of February 13,2015, by and among NELNET, INC. (the "Borrower"), the Lenders (as defined in the Credit Agreement defined below) signatory hereto and U.S. BANK NATIONAL ASSOCIATION, as Agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used herein but not now defined herein shall have the meaning given such terms in the Credit Agreement (as defined below). WHEREAS, the Borrower, the Lenders and the Agent are party to that certain Credit Agreement, dated as of February 17, 2012, as amended by Amendment No.1 to Credit Agreement, dated as of March 16, 2012, Amendment No.2 to Credit Agreement, dated as of March 28, 2013 and Amendment No. 3 to Credit Agreement, dated as of June 30, 2014 (collectively, the "Credit Agreement"); WHEREAS, the Borrower has requested that certain clarifications be made to the Credit Agreement; and WHEREAS, the Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Credit Agreement as follows: SECTION 1. Amendments to Credit Agreement. The Credit Agreement is hereby amended in the following respects: (a) Section 6.01 of the Credit Agreement is hereby amended by deleting the "and" following clause (b), replacing the period at the end of clause (c) with a semi-colon, replacing the period at the end of clause (d) with "and" and adding new clause (e) at the end thereof as follows: (e) other Recourse Indebtedness in connection with sales of private student loans previously treated as asset sales with respect to which the Borrower or any of its Subsidiaries has an obligation to purchase any such private student loans that become delinquent, provided the aggregate outstanding balance of such private student loans sold pursuant to such ACTIVE 205346431 Y.7 terms does not exceed $155,300,000 as of December 31, 2014 with such maximum amount reducing automatically when and as such private student loans are repaid or repurchased by the Borrower or one of its Subsidiaries by an amount equal to the amount of such repayment or purchase. (b) Section 6.02 of the Credit Agreement is hereby amended by redesignating the clause currently identified as (e) as new clause (f) and adding a new clause (e) immediately prior thereto reading as follows: (e) Liens granted by the Borrower or one or more of its Subsidiaries to secure the Indebtedness described in Section 6.01(e); and SECTION 2. Conditions of Effectiveness. This Amendment will become effective retroactively as of December 31, 2014 (the "Effective Date") when, and only when, the Agent has received counterparts of this Amendment executed by the Borrower and the Required Lenders. SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants as follows: (a) This Amendment and the Credit Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of such party enforceable against such party in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and general equitable principles; and (b) As of the date hereof, and giving effect to the terms of this Amendment, there exists no Default or Event of Default and the representations and warranties contained in Article III of the Credit Agreement, as amended hereby, are true and correct in all material respects. SECTION 4. Reference to and the Effect on the Agreement. (a) On and after the Effective Date of this Amendment, and for any relevant prior dates, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof', "herein" or words of like import referring to the Credit Agreement and each reference to the Credit Agreement in any certificate delivered in connection therewith, shall mean and be a reference to the Credit Agreement as amended hereby. (b) Each of the parties hereto hereby agrees that, except as specifically amended above, the Credit Agreement is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and general equitable principles. ACTIVE 205346431 v. 7

SECTION 5. H~adings. Section headings in this Amendment are included herein for convenience only and do not constitute a part of this Amendment for any other purpose. SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile, electronic mail, portable document format (PDF) or similar means shall be effective as delivery of an original executed counterpart of this Amendment. SECTION 7. Governing Law. The validity, construction and enforceability of this Amendment shall be governed by the internal law of the State of New York. [BALANCE OF PAGE INTENTIONALLY LEFT BLANK] SIGNATURE PAGES FOLLOW ACT1VE 205346431 v.7

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date and year first above written. NELNET, INC., Signature Page to Amendment No.4 to Credit Agreement ACTIVE 205346431 v.6

ACTIVE 205346431 v.5 U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent and a Lender Name: Danie Title: Relationship Manager Signature Page to Amendment No.4 to Credit Agreement

ACTIVE 205346431 v.7 WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender Signature Page to Amendment No.4 to Credit Agreement

cmaoec, N.A., as a Lender Signature Page toAmendmenl No.4 to Credit Agreemenl ACfIVE 205346431 v.5

ACTIVE 205346431 v.7 ROYAL BANK OF CANADA, as a Lender Title: Authorized Signatory

ACTIVE 205346431 v.7 FIRST NATIONAL BANK OF OMAHA, as a Lender Signature Page to Amendment No.4 to Credit Agreement

ACTIVE 205346431 v.7 BANK OF MONTREAL, CHICAGO BRANCH, as a Lender By: ~ ___ Name: Karen Louie Title: Director Signature Page to Amendment No.4 to Credit Agreement

CONSENT AND REAFFIRMA nON Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No.4 entered into as of February __ ,2015, to the Credit Agreement dated as of February 17,2012, as amended by that certain Amendment No.1 to Credit Agreement dated as of March 16,2012 and that certain Amendment No.2 to Credit Agreement dated as of March 28, 2013 and that certain Amendment No.3 to Credit Agreement dated as of June 30, 2014 (collectively the "Credit Agreement") among Nelnet, Inc. (the "Borrower"), the financial institutions from time to time party thereto as lenders (the "Lenders") and U.S. Bank National Association, in its individual capacity as a Lender and in its capacity as the Administrative Agent (the "Ag~nt"), which Amendment No.4 is dated as of June 30, 2014 (the "Amendment"). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty executed by it and acknowledges and agrees that such Guaranty remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be references to the Credit Agreement as so modified by the Amendment and as the same Credit Agreement may from time to time hereafter be amended, modified or restated. Dated: February _,2015 [BALANCE OF PAGE INTENTIONALLY LEFT BLANK] SIGNA TURE PAGE FOLLOWS ACTIVE 20534643 J v.7

IN WITNESS WHEREOF, each Initial Guarantor has caused this Consent and Reaffirmation to be duly executed by it authorized officer as of the day and year first above written.

NATIONAL EDUCATION LOAN NETWORK, INC.

By: ______________________

Name: Mike Dunlap

Title: President

NELNET BUSINESS SOLUTIONS, INC.

By: ______________________

Name: Mike Dunlap

Title: Assistant Vice President

NELNET DIVERSIFIED SOLUTIONS, LLC.

By: ______________________

Name: Mike Dunlap

Title: Vice President and Manager

NELNET ENROLLMENT SOLUTIONS, LLC

By: ______________________

Name: Mike Dunlap

Title: Manager

ACTIVE 205346431v.7